UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 29, 2005

AmerisourceBergen Corporation

(Exact name of Registrant as specified in its charter)

Delaware	1-16671	23-3079390
(State or Other Jurisdiction of Incorporation or Organization)	Commission File Number	(I.R.S. Employer Identification Number)

1300 Morris Drive Chesterbrook, PA	19087
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 727-7000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 29, 2005, AmerisourceBergen Corporation (the “Registrant”) issued a news release announcing the settlement of the action initiated in 2004 by the Office of Inspector General (“OIG”) of the U.S. Department of Health and Human Services against PharMerica Drug Systems, Inc. (“PDSI”) and PharMerica, Inc. (“PharMerica”), PDSI’s parent and an indirect subsidiary of the Registrant, for alleged violations of federal anti-kickback laws attributable to PDSI’s 1997 acquisition of Hollins Manor I, LLC (“HMI”), an institutional pharmacy business. PDSI’s acquisition of HMI in 1997 predated both Bergen Brunswig Corporation’s acquisition of PharMerica in 1998 and the subsequent merger of AmeriSource Health Corporation and Bergen Brunswig Corporation to form AmerisourceBergen in August 2001. A copy of the news release is filed as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	News Release dated March 29, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISOURCEBERGEN CORPORATION

Date: March 29, 2005	By:	/s/ Michael D. DiCandilo
	Name:	Michael D. DiCandilo
	Title:	Senior Vice President
and Chief Financial Officer